UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 18, 1996


                        HERZOG INTERNATIONAL HOLDINGS, INC.
                          (Formerly Xebec Galleon, Inc.)
             (Exact name of registrant as specified in its charter)


                 NEVADA             33-55254-12             87-0438447
    (State or other jurisdiction    (Commission            (IRS Employer
           of incorporation)        File Number)        Identification No.)



              Frankenstrabe 25
              D-63791 Karlstein, Germany
              (Address of principal executive offices)


     Registrant's telephone number, including area code 011 49 618 895 7865

ITEM 1.  Changes in Control of Registrant.

                  See Item 2.

ITEM 2.  Acquisition of Assets.

                  On October 18, 1996, Xebec Galleon, Inc. ("the Company"), pursuant to an agreement dated as of October 18, 1996, and in consideration of the issuance of 4,000,000 authorized but unissued shares, acquired 100% of the issued and outstanding stock of Herzog, GmbH, ("Herzog"), a company organized under the laws of Germany. After the completion of the merger, the shareholders of Herzog became the holders of approximately 73% of the issued and outstanding common shares of the Company. Through the merger with Herzog, the Company has acquired all assets, liabilities, trademarks and business undertakings of Herzog.

                  Simultaneously, Krista Nielson and David Yeaman, the directors of the Company, resigned and Udo Herzog, Andrea Herzog, Wilfried Kirchhoff, Franz-Josef Hansen and Ronald G. Williams were elected to the Board of Directors of the Company, resulting in effective control of the Company passing to the new board of directors. No material relationship existed or now exists, between any former director, officer or affiliate of either the Company or Herzog.

                  The table below sets forth the percentage of voting securities of the Company now beneficially owned by controlling shareholders, officers and directors:

                                   Number of Shares               Percent of
Owner                            Beneficially Owned            Voting Securities

Udo Herzog                                3,800,000                    73.1%
Select Capital Advisors, Inc.               250,000                     4.8%
Select International Security, GmbH         252,400                     4.9%
London Select Enterprises, Ltd.             239,900                     4.6%
Capital General Corporation                 517,500                     9.6%

All Officers and Directors as a Group     3,800,000                    73.1%


                  Herzog  is  in  the  business  of  designing,   producing  and
marketing men's leather and sportswear in the above average price range. The collections are sold under two brand names: Yves Saint Laurent, Paris (YSL) and Herzog Men's Wear.

                  The products, which are designed partly in-house with YSL are manufactured to their specifications and under their own quality control by factories in Hungary, Croatian and Slovenia. All raw material is sourced in Europe. The raw material is warehoused in Germany and shipped to the various production units on demand. The finished product is returned and warehoused in Germany. This process allows the Company flexibility because of proximity to the production base and fast delivery to the European markets.

                  The Company has 400-500 customers who are all well established names in the textile industry. Sales are conducted by the presence at fashion centers, participation at trade shows and direct sales to large accounts. The Company employs 12 people.

                  The Company, through the merger with Herzog intends to continue to use and devote the acquired assets in the same business plan as described above.

ITEM 5.  Other Events.

                  Effective November 1, 1996, pursuant to written action adopted unanimously by the Board of Directors and a majority of the shareholders, the Company changed its name to Herzog International Holdings, Inc.

ITEM 7.  Financial Statements and Exhibits.

                  It is impracticable to provide required financial statements concurrently with the filing of this report. The Company expects to file the financial statements within the required period.

                  Exhibits:

                  Plan of Merger between the Company and Herzog, GmbH.




                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HERZOG INTERNATIONAL HOLDINGS, INC.
                                   (FORMERLY XEBEC GALLEON, INC.)



                                          By:  s\Udo Herzog
                                             -----------------------------------
                                             Udo Herzog, President
Dated: November 4, 1996

                            STOCK EXCHANGE AGREEMENT
                                  by and among
                              XEBEC GALLEON, INC.,
                        SHAREHOLDERS LISTED ON EXHIBIT A
                                       AND
                                  HERZOG, GmbH

                                October 18, 1996

                            STOCK EXCHANGE AGREEMENT


         THIS STOCK EXCHANGE AGREEMENT (the "Agreement") dated as of October 18, 1996, by and among Xebec Galleon, Inc. ("Xebec"), a Nevada corporation, and HERZOG, GmbH ("Herzog"), a German corporation and Udo Herzog, (the "Selling Shareholder") who is the holder of all outstanding shares of capital stock of Herzog, as set forth on Exhibit "A" annexed hereto.
         WHEREAS, Herzog, is engaged in the textile industry (collectively the "Business"); and
         WHEREAS, each of the Selling Shareholder desire to sell the number of shares of the issued and outstanding capital stock of Herzog set forth opposite their names on Exhibit A annexed hereto which constitute 100% of the issued and outstanding shares of Herzog. The foregoing shares of capital stock are hereinafter collectively referred to as the "Herzog Shares".
         WHEREAS, this Agreement sets forth the terms and conditions upon which the Selling Shareholder will sell the Herzog Shares to Xebec , and Xebec will purchase from the Selling Shareholder one hundred (100%) percent of the Herzog Shares.
         In consideration of the mutual promises contained herein and intending to be legally bound, the parties hereto covenant and agree as follows:

1.       Purchase and Sale.
         1.Purchase and Sale.

         1.1 Herzog Shares to be Sold. Subject to the terms and conditions of this Agreement, at the Closing each Selling Shareholder shall sell, transfer, convey, assign and deliver to Xebec all the Herzog Shares free and clear of all liens, claims, charges and encumbrances of whatever nature. The purchase price to be paid by Xebec and the terms and conditions of such purchase shall be as specified in Section 1.2.

         1.2  Amount and Payment of Purchase Price.   Subject to the terms and
conditions of this Agreement, Xebec agrees to pay the Selling Shareholder the purchase price (the "Purchase Price"), payable on the Closing Date consisting of 4,000,000 shares ("Shares") of Xebec Common Stock.

         2.The Closing.
         The closing (the "Closing") shall take place on October 18, 1996 at 1:00 p.m. EST at 1221 Brickell Avenue, Suite 1010, Miami, Florida, or at such other place and time as agreed upon by the parties. 3. Items to be Delivered at Closing3.Items to be Delivered at Closing.

         3.1   Selling Shareholder's Deliveries.
         At the Closing, the Selling Shareholder will deliver to Xebec :
                    (i) stock certificates evidencing the Herzog Shares owned by the Selling Shareholder, duly endorsed in blank and with all requisite stock transfer and tax stamps affixed, transfer with signatures; and (ii) all such opinions, contracts, resolutions, agreements and documents as are provided for herein to be delivered by the Selling

Shareholder to Xebec and such other instruments, documents and agreements as Xebec may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

         3.2 Xebec Galleon' Deliveries. At the Closing, Xebec will deliver or cause to be delivered to the Selling Shareholder the Xebec Shares and all such opinions, contracts, resolutions, agreements and documents as are provided for herein to be delivered by Xebec to the Selling Shareholder.

         3.3  Further Assurances.  After the Closing,  the
Selling Shareholder shall from time to time, at the request of Xebec and at Xebec 's expense, execute and deliver such other instruments and take such other actions as Xebec may reasonably request, in order to more effectively consummate the transactions contemplated hereby. After the Closing, Xebec shall from time to time at the request of the Selling Shareholder and at the Selling Shareholder' expense, execute and deliver such other instruments and take such other actions as the Selling Shareholder may reasonably request, in order to more effectively consummate the transaction contemplated hereby.

         3.4  Confidentiality. Each party hereto agrees that it
will hold and cause its affiliates, employees, auditors, attorneys, financial advisors, bankers and other consultants, to hold in strict confidence, unless compelled to disclose by judicial or administrative process, all documents and information concerning the other party furnished to it by such other party or their representatives in connection with transactions contemplated by this Agreement (except to the extent that such information can be shown to have been furnished (i) previously known by the party to which it was furnished, (ii) in the public domain through no fault of such party, (iii) lawfully acquired from other sources by the party to which it was furnished), and each party agrees that it will treat such information as the sole property of the party furnishing such information and it will not use such information other than for evaluating the transactions described herein or release or disclose such information to any other person, except its employees, auditors, attorneys, financial advisors, banks and other consultants and advisors in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no fault of the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other party and all such documents (including copies thereof) shall be returned to the other party immediately upon the written request of such other party. 4.
Representations     and     Warranties     of    Herzog    and    the    Selling
Shareholder.

         4.Representations   and   Warranties   of  Herzog  and  the  Selling
Shareholders.
         As a material inducement to Xebec to enter into and perform this Agreement and complete the purchase of the Herzog Shares, Herzog and the Selling Shareholder, jointly and severally make the representations and warranties set forth in this Section 4, intending Xebec to rely, and acknowledging that Xebec is relying, on such representations and warranties in executing this Agreement and entering into the transactions contemplated hereby:

         4.1 Organization and Corporate Authority. Herzog is a corporation duly organized, validly existing and in good standing under the laws of Germany with full corporate power and authority to own or lease and use its properties and assets, and to carry on its business as now conducted. Herzog is qualified as a foreign corporation to do business in every other jurisdiction where such qualification is necessary to conduct its business as presently conducted.

         4.2  Charter,  By-Laws and Minutes. The
copies of the Articles of Incorporation and the By-Laws of Herzog and minutes of meetings of its Board of Directors and shareholder (or consents in lieu thereof), and any shareholder agreements of Herzog, all as furnished to Xebec (in the form attached as Schedule 4.2) are true, correct and complete copies thereof.

         4.3  Authorization and Validity.
     (a) The Selling Shareholder has the full right, power and authority to enter into this Agreement and to sell, transfer and convey to Xebec at the Closing the Herzog Shares to be sold to Xebec by such Selling Shareholder pursuant to this Agreement, and, upon consummation of the transactions contemplated by this Agreement, Xebec will acquire the Herzog Shares free and clear of all covenants, conditions, restrictions, voting trust arrangements, liens, claims, charges, encumbrances, options and other rights of any kind.
     (b) The Selling Shareholder has good and marketable title to the Herzog Shares to be sold to Xebec by such Selling Shareholder pursuant to this

Agreement, free and clear of all covenants, conditions, restrictions, voting trust arrangements, liens, claims, charges, encumbrances, options and other rights of any kind.
      (c)  This  Agreement   constitutes  the  valid  and  binding
obligation of each Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.
      (d) This Agreement has been duly and validly authorized by all necessary corporate action and upon execution constitutes the valid and legally binding obligations of Herzog enforceable in accordance with their respective terms. A copy of the Resolution is attached as Schedule 4.3(d).

        4.4No Violation.
                    (a) Neither the  Selling  Shareholder  nor Herzog is a party to, subject to or bound by any agreement or judgment, order, writ, prohibition, injunction or decree of any court or governmental body that would prohibit or prevent the execution, delivery or performance of this Agreement by Herzog or such Selling Shareholder. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby will violate, or be in conflict with, or constitute a default (or an event which with notice or lapse or time or both, would constitute a default) under, or result in a termination of or accelerate the performance required, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Selling Shareholder or Herzog under any agreement, commitment, indenture or other instrument to which the Selling Shareholder or Herzog is bound, or violate any statute or law or any judgment, decree, order, award, regulation or rule of any court, governmental authority or arbitration tribunal applicable to the Selling Shareholder or Herzog.
                    (b) Neither the execution,  delivery and performance of this
Agreement nor the consummation of the transactions contemplated hereby will (i) violate any provision of the Articles of Incorporation or Bylaws of Herzog (ii) violate, or be in conflict with, or constitute a default (or an event which with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination of or result in the termination or accelerate the performance required by or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of Herzog under, any agreement, commitment, indenture or other instrument to which Herzog is a party or by which Herzog is bound, or to which the property of Herzog is subject; (iii) violate any statute or law or any judgment, decree, order, award, regulation or rule of any court, governmental authority or arbitration tribunal applicable to Herzog; or (iv) give rise to the right of termination by any domestic or foreign governmental authority or tribunal of any license, registration, certificate, right of authority to engage in business in such places where Herzog now does or has a right to engage in business or heretofore has engaged in business.

         4.5  Absence of Certain  Changes.  Since
December 31, 1995, Herzog has not: (i) suffered any material adverse change in its working capital, financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects;
(ii) paid, discharged or satisfied any claims, liabilities or obligations (absolute accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistence with past practice; (iii) written off as uncollectible any notes or accounts receivable;
(iv)  cancelled any debts or waived any claims or rights of  substantial  value;
(v) sold, transferred or otherwise disposed of any of its properties or assets (personal or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice;

(vi) granted any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit or other profit sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any officer, employee, except where such increase is customary on a periodic basis; (vii) declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of capital stock or other securities of Herzog; or (viii) agreed, whether in writing or otherwise, to take any action described in this section.

         4.6 New Subsidiaries; Other Interests. Herzog owns, directly or indirectly, the capital stock or other equity securities of those corporations discussed on Schedule 4.6 (the "Subsidiaries"). Each of the representations and warranties of Herzog and the Selling Shareholder shall also apply to the Subsidiaries taken as a whole and while it is understood that certain changes may be made in the Financial Statements and Interim Financial Statements (see below) as a result of the current audit, it is represented and warranted that there will not be any material adverse change in the financial condition, business or prospects of the Subsidiaries taken as a whole.

         4.7  Financial Statements.

                    (a) As contained in Exhibit B, the Selling  Shareholder have heretofore delivered to Xebec : (i) an audited balance sheet of Herzog as of October 31, 1995, including statements of income, changes in stockholders' equity for the years ending October 31, 1994 and 1995 (the "Financial
Statements"), together with notes thereto, all prepared in accordance with generally accepted accounting principals consistently applied and all unaudited by Deloitte & Touche, Certified Public Accountants, in accordance with generally accepted auditing standards, which reports upon the Financial Statements are included as a part thereof: (ii) an unaudited consolidated balance sheet of Herzog as of August 31, 1996 (the "Most Recent Balance Sheet"), and unaudited consolidated statements of income, changes in stockholders' equity for the three
(3) months then ended (the "Interim Financial Statements"). The Financial Statements and Notes thereto and the Interim Financial Statements and any Notes thereto fairly present the assets, liabilities and financial condition as of the respective dates thereof, and such statements of income, changes in stockholders' equity, statements of cash flows, and Notes thereto, fairly present the results of operations for the period therein referred to; all in accordance with generally accepted accounting principals consistently applied throughout the periods involved.

                    (b) SEC Requirements. Selling Shareholder acknowledge that Xebec is a publicly held company and that the Financial Statements and Interim Financial Statements for Herzog conform to the requirements of Regulation S-X and other requirements of the Securities and Exchange Commission.

                    (c) Filing requirement with the SEC. Xebec/Herzog understands and agrees that once this transaction is completed, it will be a public company subject to the extensive, complex state, federal and NASD securities regulations incumbent on public companies. In particular, the parties understand and agree that a Form 8-K must be filed with the United States
Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K and that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of Xebec, but the sole responsibility of the new officers and directors of Xebec/Herzog.

                    (d) Undisclosed Liabilities. Herzog has no liability, duty or obligation, including obligations under liability claims, or other tort, contractual claims or obligations, to employees, or otherwise, and Herzog has not committed any act or omission, and no event has occurred and no condition exists, which could give rise to such a liability, which is not disclosed or reflected in the Financial Statements or the Notes thereto, whether current, long-term, fixed, contingent, or otherwise and which would be required to be reflected, disclosed or accrued on the Financial Statements, (under FASB 5) in accordance with GAAP. Herzog has no other such liability, duty or obligation, whether fixed, contingent or otherwise. Without limiting the foregoing (i) no claim has been threatened or asserted by any present or former employee, customer or client of Herzog regarding any act or omission of either Herzog or its personnel, nor has any claim been threatened or asserted by any person regarding any violation by either Herzog or its personnel of any laws or any rules, guidelines, policies or regulations of any governmental agency or state regulatory authority, (ii) no event has occurred and no condition exists that might give rise to any such claim, and (iii) Herzog and the Selling Shareholder have no knowledge of any event or condition which might lead them to believe that any such claim might be asserted.
                    (e) Accounting Changes. Herzog has not since inception, changed its accounting practices, methods or principles in any respect. Since January 1, 1996, there has not (i) been any material adverse change in the assets, business, operations, liabilities (absolute, accrued, contingent or otherwise), prospects or financial condition of Herzog other than as reflected on the Interim Financial Statements.
                    (f) Internal Controls. Herzog maintains internal controls with respect to its books, records, finances, customer accounts and other operations which are adequate under federal regulatory rules and regulations including compliance with the Foreign Corrupt Practices Act and are in accordance with standard industry practices.
                    (g) Capitalization. Herzog's authorized capitalization consists of a Notarized Statement by Dr. Richard Boelsche indicating that Udo Herzog owns 100% of the capital of the company. Except as set forth on Schedule
4.7 there are no
outstanding (a) securities convertible into or exchangeable for the shares of capital stock of Herzog; (b) options, warrants or other rights to purchase or subscribe to shares of capital stock of Herzog or securities convertible into or exchangeable for shares of capital stock of Herzog; or (iii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock of Herzog, any such convertible or exchangeable securities or any such options, warrants or rights.
         4.8 Taxes. While no material changes are expected, final taxes owed and status of liabilities will be subject to the tax audit results dated October 31, 1996, which will be provided to Xebec on or before January 31, 1997.
                    (a) Filing and Payment. Herzog has filed all federal, state, local and other tax returns which are required to be filed by it and which have become due and has paid all taxes shown thereon, including without limitation all taxes on properties, income, business and occupation, licenses, sales and payrolls, and none of the assets or properties of Herzog are subject to any lien or charge for taxes, except statutory liens for taxes not yet due. For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies and other assessments however denominated, including any interest, penalties or additions to tax that may become payable in respect thereof, imposed by any governmental body, including, without limiting the generality of the foregoing, all net income, gross income, payroll, withholding, unemployment insurance, social security, sales, use, excise, franchise, gross receipts, occupation, real and personal property, stamp, transfer, workers' compensation, ad valorem, profits, license, employment, estimated, severance and other taxes, customs, duties, fees, assessments or charges of any kind whatever. "Tax" shall mean any one of the foregoing.
                    (b) Audits. No federal income, state excise or business or occupation Tax returns of the Herzog have been audited by the appropriate authorities, and the Herzog has not granted any power of attorney to any person to represent it before such authorities or other applicable authorities. No federal or state Tax liabilities have been assessed or proposed which remain unpaid. Herzog is unaware of any basis upon which any assessment for a material amount of additional Taxes of Herzog could be made.
                    (c) Withholding. All Taxes which Herzog is required by law to withhold or collect have been withheld or collected and have been paid over to the proper governmental authorities or are properly held by Herzog for such payment, and all withholdings, collections or other payments payable in connection therewith as of the dates of the Financial Statements, are fully reflected or disclosed in the balance sheets included as part of the Financial Statements as at such dates and for the periods then ended. No waivers of statutes of limitations with respect to any Tax returns of Herzog nor extensions of time for the assessment of any tax have been given which are now in effect.
                    (d) Transfer Taxes; Transferee Tax Liability. No transfer Taxes are or will be due and payable as a result of the sale of the Herzog Shares or the transactions contemplated hereby.
         4.9  Interests of Certain Affiliates.
No officer, director, shareholder or employee of Herzog has any loan, other obligation or other transaction outstanding and owing from Herzog or for which Herzog is or may be liable under guaranty or otherwise.

         4.10 Insurance. Herzog does not carry directors' and officers' liability insurance. Exhibit 4.10 provides a list of all insurance policies maintained by Herzog, the nature of the policy, the deductible and the term of such policy, and except as set forth in Schedule 4.10, Herzog has no other insurance policies. Schedule 4.10 also contains a description of claims against Herzog that are currently unsettled or uncompromised (whether insured or uninsured or in litigation or not).

         4.11 Names, Franchises, Permits, Etc. Herzog has not infringed or violated in any way any software or other license, or any trademark, trade name, copyright, trade secret right or contractual relationship of others, or received any notice, claim or protest respecting any such violation or infringement.

         4.12  Title  to  Assets.   Herzog  owns  good  and
marketable title to all the properties and assets of the type required to be reflected on the Most Recent Balance Sheet which it purports to own (whether personal or mixed, tangible or intangible). All such properties and assets are free and clear of all title defects or objections, liens, claims, charges, security interest or other encumbrances of any nature whatsoever, including, without limitation, leases, chattel mortgages, conditional sales contracts, collateral security agreements and other title or interest retention agreements. The rights, properties and other assets presently owned, leased or licensed by Herzog and described elsewhere in this Agreement include all rights, properties and other assets necessary to permit Herzog to conduct its business in all material respects in the same general manner as its business has been conducted since inception. To the extent that any assets set forth in the Financial Statements are owned by the Selling Shareholder or any other third party, title to such assets shall be good and marketable and such assets shall be transferred by appropriate conveyance of title with any costs associated therewith (tag fees, transfer taxes, etc.) being borne by the Selling Shareholder.

         4.13  Condition  of  Assets.  The  equipment,
machinery and all other tangible assets of Herzog are in good operating condition and repair, subject only to ordinary wear and tear and are all adequate for the use to which they are being put. None of such equipment or machinery is in need of maintenance or repair except for ordinary, routine maintenance and repairs which are not material in nature or cost.

         4.14 Leases; Contracts. Schedule 4.14 sets forth all leases pursuant to which Herzog leases real or personal property for its facilities of operations. Such agreements are in good standing and valid and enforceable in accordance with their respective terms, and there are no existing defaults or events of default by Herzog or, to the best knowledge of Herzog, by any other party thereto or events which with notice or lapse of time or both would constitute defaults or events of default under or with respect to any of such agreements. Herzog has not received any notice of any default or claim of default with respect to any such agreements or knows of any fact or circumstance which might constitute or give rise to such a claim.
         4.15 Agreements. Schedule 4.15 sets forth any material contract or arrangement to which Herzog is a party or by or to which it or its assets, properties or business are bound or subject, whether oral or written ("Material Contract").
                    All of the agreements set forth in Schedule 4.15 are valid, binding, enforceable agreements in full force and effect. Herzog is not in default under any of them (nor is any other party to any of such agreements, nor does any condition exist which with notice or lapse of time or both would constitute a default thereunder). To the knowledge of Herzog and the Selling Shareholder, there has been no threatened cancellation or termination of any Material Contract. Herzog is not a party to, nor are the assets of Herzog subject to or bound by or affected by, any provision of any order of any court or other agency of government or any indenture, agreement or other instrument or commitment which adversely effects the operations of Herzog.

         4.16  Employment  Matters. Except as described in
Schedule 4.16, Herzog is not a party to any employment agreement or agreement to lend to, or guarantee any loan to any employee or agreement relating to a bonus, severance pay or similar plan, agreement, arrangement or understanding. Herzog has incurred no liability, or taken or failed to take, any action which will result in any liability in respect of any failure to comply with applicable laws dealing with minimum wages or maximum hours for any employees, and all payments due from Herzog on account of its employee health and welfare insurance, holiday and vacation pay and similar benefits have been paid. Herzog is not a party to any collective bargaining agreement governing its employees. There is no pending or threatened election for union representation of Herzog's employees. The Selling Shareholder has heretofore delivered to Xebec complete and correct copies of all Employment and Consulting Agreements to which Herzog is a party or by which it is bound as currently in effect.

         4.17 Litigation. Except as described in Schedule 4.17, no action, suit, order, judgment, injunction, award or proceeding of any kind has been filed or commenced, or, to the knowledge of Herzog, is threatened, before any court, commission, agency or other administrative authority against Herzog or which questions or challenges the validity of this Agreement or any action taken or to be taken by Herzog or by any Selling Shareholder pursuant to this Agreement or in connection with the transactions contemplated hereby which could be anticipated to materially and adversely affect Herzog's performance or consummation of the transactions contemplated hereunder or the financial condition of Herzog; and (ii) to the best knowledge of the Selling Shareholder and Herzog, there is no basis for any such suit, proceeding or investigation. Herzog is not subject to any unsatisfied judgment, order or decree entered in any law suit or proceeding.

         4.18 Finder's Fee. Herzog has not incurred any obligation of any kind whatsoever to any party for a finder's fee in connection with the transactions contemplated by this Agreement.

         4.19 Approvals. No approval, waiver, authorization, order, license or consent of or registration, qualification or filing with or notification to any governmental or regulatory authority, agency or other person or entity is required in connection with or as a condition of the execution, delivery or performance by Herzog or the Selling Shareholder of this Agreement or any related agreements.

         4.20  Licenses  and Compliance with Law.
Herzog has had and continues to have all federal, state and local licenses and permits required to transact its business and, is in compliance with all applicable federal, state and local laws, regulations, and guidelines applicable to Herzog's business. Herzog has accurately and timely filed all reports, claims and other filings required to be filed in connection with all federal, state and local laws and regulations governing the business of Herzog. No validation review or program integrity review related to Herzog has been conducted by any federal, state or local governmental agency and, no such review is scheduled, pending or threatened against or affecting Herzog or the consummation of the transactions contemplated hereby.

         4.21 Trademarks, Tradenames, Etc. There
are no trademarks, tradenames, copyrights, registrations, technology, know how and process (the "Intellectual Property") necessary for the operation of Herzog's business as presently conducted. Any loss or expiration of any such Intellectual Property would not have a material adverse effect on the financial condition of Herzog; and the use of such Intellectual Property by Herzog does not infringe on the rights of any person.

         4.22  Disclosures.   No  representations  or  warranties
contained in this Agreement and no statements contained in any financial statements, the Schedules or in any Exhibits, or any certificate delivered to Xebec pursuant to the provisions hereof, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in order to make the statements contained herein or therein not misleading and in order to fully and fairly provide the information required to be provided in any such document.
                    Herzog understands and agrees that Xebec has been attempting to provide various internet services to prospective businesses but is otherwise without substantial assets or liabilities and with its public shareholder is thus defined herein as a public "shell" corporation. Herzog understands and agrees that Xebec is a "shell" corporation and makes no claim on any assets owned by Xebec previous to the closing contemplated herein.
                    Herzog agrees that subsequant to this transaction it will continue to pursue such internet business or make the appropriate amendments in filings and disclosurse to the SEC and to the public.
                    Herzog acknowledges receipt of a copy of the Prospectus dated June 30, 1993, which is attached hereto as Exhibit C and the subsequent SEC filings including 10-K's and 10-Q's which are made a part of this Agreement, setting forth the relevant terms, conditions and disclosures of Xebec, as well as such other information as Herzog deems necessary or appropriate as a prudent sophisticated and knowledgeable investor in evaluating the acquisition of Xebec's shares and making this Agreement. Herzog has carefully read the Prospectus, including particularly the portion thereof entitled "Risk Factors" and the subsequent SEC filings and acknowledges that Xebec has made available the opportunity to obtain additional information to verify the accuracy of the information contained in the Prospectus and to evaluate the merits and risks of this transaction. Herzog acknowledges that they have had the opportunity to ask questions of Xebec and Capital General and have received satisfactory answers from Xebec, Capital General, or its affiliates, associates or employees concerning the terms and conditions of this transaction and the information in the Prospectus and subsequent SEC filings.

         4.23 Books and Records. The books and records of Herzog are complete and correct and have been maintained in accordance with sound business practices, including, but not limited to, the maintenance of an adequate system of internal control.

         4.24 Tax or Securities Consequences. Herzog hereby further acknowledges and agrees that no representations or warranties have been made by Xebec or Capital General Corporation as to the benefits to be derived by Herzog in completing this transaction. It is expressly understood and agreed that neither Capital General Corporation nor Xebec or its officers or agents have made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this agreement or the tax or securities consequences of any action pursuant to or growing out of this agreement.

         Herzog is aware that there can be no assurance regarding the individual tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulation promulgated thereunder will not be amended in such manner as to deprive Herzog of any tax benefit that might otherwise be received. Herzog is relying upon the advice of their personal tax advisor with respect to the tax aspects of this transaction.

         5. Representations of Xebec Galleon.
         As a material inducement to Herzog and the Selling Shareholder to ente into and perform this Agreement, Xebec makes the representations and warranties set forth in this Section 5.

         5.1 Organization of Xebec and Corporate Authority and Corporate Authority. Xebec is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to own or lease and use its properties and assets, to carry on its business as such business is now conducted, to execute and deliver this Agreement and any related agreements to which it is or will become a party at the Closing, and to carry out the transactions contemplated hereby and thereby.

         5.2 Xebec Authority. This Agreement and any related agreements to which Xebec is a party and the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of

Xebec. This Agreement and any related agreements to which it is a party have been duly executed and delivered and constitute, valid and legally binding obligations of Xebec, enforceable in accordance with their respective terms.

         5.3 No Violation. Neither the execution and delivery by Xebec of this Agreement or any of the related agreements to which Xebec is a party, nor consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof, conflict with or violate any provision of law applicable to Xebec, or the charter or By-Laws of Xebec or result in a violation or default in any provision of any law, regulation, order, writ, injunction or decree of any court or governmental agency or authority or of any agreement or instrument to which Xebec is a party or by which Xebec is bound or to which Xebec is subject, or constitute a default thereunder or result in the imposition of any lien, charge, encumbrance or security interest of any nature whatsoever upon any of Xebec assets pursuant to the terms of any such agreement or instrument.
         There are no legal, administrative or other proceedings, or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving Xebec which are known, or which they have reasonable grounds to know, of any basis for any such proceedings, or other claims, judgments, injunctions or restrictions, except as in the Prospectus attached hereto as Exhibit C and made a part of this Agreement or otherwise disclosed herein. Specifically, a "Complaint and Order Denying Exemptions and to Cease and Desist in the Matter of Capital General

Corporation, David Rex Yeaman et al. filed by the State of New Jersey in January, 1994. This matter was resolved as disclosed in the Company's Form 10-Q/A filing with the SEC dated November 28, 1994. However, Herzog and the Selling Shareholder acknowledge and represent that they are aware of the risks of being a public company and understand and agree that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein have been and are currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD). Xebec agrees to provide any supplemental information which may be requested by Herzog relating to any matter discussed herein or in the Prospectus attached hereto as Exhibit C.
                    To the knowledge of the officers of Xebec, Xebec is not a party to nor bound by any agreement, deed, lease, power of attorney or other instrument other than which is herein disclosed. Xebec has executed an Agreement with National Stock Transfer, Inc., a transfer agency company affiliated with Capital General Corporation. A copy of this agreement is available for inspection by Herzog.
                    Herzog and the Selling Shareholder acknowledge that it is their responsibility to comply with the appropriate state and federal securities laws, as well as NASD rules and regulations, particularly secondary trading requirements. Herzog agrees to list Xebec in either Moody's Investor Services or Standard and Poors, exempting secondary trading of Xebec's stock in those states providing for such secondary trading exemption.

         5.4 Approvals. No approval, waiver, authorization, order, license or consent of or registration, qualification or filing with or notice to any governmental or regulatory authorities, agency or other person or entity is required in connection with or as a condition of the execution, delivery or performance by Xebec of this Agreement and the related agreements to which it is a party.

         6.Expenses.
         The parties to this Agreement shall bear their respective direct and indirect expenses incurred with the preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, including without limitation all fees and expenses of agents, representative's counsel and accountants.

         7.Survival  of  Representations and Warranties.
         The respective representative warranties of the parties contained herein or any certificates delivered prior to at the Closing shall not be deemed waived or otherwise affected by any investigation made by any other party hereto. Each and every such representation, warranty, covenant and agreement shall survive the execution and delivery hereof and the Closing hereunder for a period of two (2) years.

         8.Covenants of Selling Shareholders. Selling Shareholder hereby covenant and agree with Xebec :

         8.1 Access to Information. The Selling Shareholder shall until the earlier to occur of the Closing or the termination of this Agreement pursuant to Section 12 hereof, cause Herzog to afford Xebec , its counsel, accountants and other representatives and advisors full access to the operations, offices, properties, books and records of Herzog, including but not limited to all books of account, corporate and tax records, material contracts and agreements, filings with any regulatory authority, litigation files (except for any files that may be the subject of privilege), patent and trademark records, engineering and technology reports. Xebec shall have the right to review any and all papers of Herzog's accountants, and shall have full opportunity to make such investigations as it shall desire to make of the affairs of Herzog; and the Selling Shareholder will cause the officers, accountants and representatives of Herzog to furnish such additional financial, operating and other information as Xebec shall from time to time reasonably request.

         8.2 Obtaining Consents. Selling Shareholder shall use their best efforts, and shall cause Herzog to use its best efforts, to obtain prior to the Closing all consents, approvals and authorizations necessary to the consummation of the transactions contemplated hereby and will delivery (or cause Herzog to deliver) to Xebec copies of such consents promptly after it is obtained.

         8.3  Covenant  to Satisfy  Conditions.
The Selling Shareholder shall use his best efforts to ensure that the conditions set forth in Article 8 hereof are satisfied.

         8.4 Provide Information. The Selling Shareholder agrees promptly to inform and advise Herzog of any fact or situation which, is or could be reasonably expected to result in a violation of any representation and warranty contained in herein.

         8.5 Investment Intent. The Selling Shareholder shall acquire the Shares for investment purposes and not with a view toward resale or distribution.
                    Herzog and the Selling Shareholder covenant and warrant that the shares of common stock of Xebec to be received by them pursuant to this agreement are being acquired for their own account and for investment and not with the present view toward the sale or distribution in the United States thereof and will not be disposed of except (I) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) another transaction, which, in the opinion of counsel acceptable to Xebec, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this paragraph, an appropriate endorsement will be placed on the certificates for shares of common stock of Xebec delivered to Herzog pursuant to this agreement and stop transfer instructions shall be placed with the transfer agent for the securities.
                    The Selling Shareholder is aware that the shares distributed to him will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, particularly Rule 144 and Regulation S, he will probably have to retain such shares for a period of at least two (2) years and at the expiration of such two-year period his sale may be confined to brokerage transactions of limited amounts requiring a notification filing on Form 144 with the Securities and Exchange Commission and such disposition may be available only if the Xebec is current in his filings with the Securities and Exchange Commission and Herzog is aware of Rule 144 issued by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the other limitations imposed thereby on their disposition of Xebec's shares.

         8.6 Sophisticated Investor. Herzog and the Selling Shareholder acknowledge that they have carefully evaluated their financial resources and investment position and the risks associated with this transaction and acknowledges that they are able to bear the economic risks of this transaction. Herzog and the Selling Shareholder further acknowledge that their knowledge and experience in financial and business matters in general, and investments in particular, qualifies them as sophisticated investors, and therefore capable of evaluating the merits and risks of this transaction.

         9.Conditions Precedent to the Obligations of Xebec Galleon.
         The obligations of Xebec to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction at or before the Closing of those conditions imposed upon Herzog and the Selling Shareholder, any of which Xebec may in its sole discretion waive.

         9.1   Representations  and Warranties  True.
All of the representations and warranties of Herzog and the Selling Shareholder contained in herein shall be true as of the date of this Agreement, and shall be deemed to have been made again at and as of the

Closing, and shall be true at and as of the Closing. Herzog and the Selling Shareholder shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with prior to or at the Closing.

         9.2 No Obstructive Proceedings. No action or proceedings shall have been instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against Herzog or the Selling Shareholder which seek, to, or would, render it unlawful as of the Closing to effect the transactions set forth herein in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

         9.3  Certificates, Documents, Financial Statements and Due Diligence
Inspection Satisfactory.   All certificates, Financial Statements and documents
delivered by Herzog and the Selling Shareholder pursuant to this Agreement shall be satisfactory in form and substance to Xebec and its counsel acting reasonably and in good faith. Herzog shall deliver to Xebec an unaudited balance sheet and related financial statements as of a date 30 days prior to Closing, which shall be in form and substance satisfactory to Xebec . Xebec shall be satisfied, as determined in its sole discretion, that its due diligence inspection of Herzog and the Selling Shareholder has revealed no reason why Xebec should not consummate the transactions contemplated by this Agreement.

         9.4  Performance.   The Selling Shareholder shall have performed and
complied
with all covenants, obligations and conditions required by this Agreement to be performed or complied with either prior to or at the Closing.

         9.5 Opinion of Counsel.  The Selling  Shareholder
have furnished to Xebec an opinion of its counsel, acceptable to Xebec , dated the date of the Closing, substantially in the form set forth in Exhibit 9.5 hereto.
         9.6 Governmental  Permits and Approvals Corporate  Resolutions.
Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained.

         9.7  Third  Party  Consents.  All  necessary
consents, permits and approvals, which may be required in connection with the performance by Herzog and each Selling Shareholder of their obligations under this Agreement or the continuation of any agreements by Herzog after the Closing shall be obtained.

         9.8 Compliance Certificate. Xebec shall have received a certificate signed by the President or a Vice President and the Secretary of Herzog dated as of the Closing and satisfactory in form and substance to Xebec substantially in the form of Exhibit 9.8 hereof.

         10.Conditions Precedent to the Obligations of Selling Shareholder.
     The obligations of Selling Shareholder to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction at or before the Closing of each and every one of the following conditions, any of which Selling Shareholder may, in their sole discretion waive.

         10.1   Representations  and Warranties  True.
  All of the representations and warranties made by Xebec contained herein shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the date of Closing; and shall be true at and as of the date of Closing; Xebec shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         10.2  No Obstructive Proceeding. No action
or proceedings shall have been instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against Xebec which seeks to, or would, render it unlawful as of the Closing to affect the transactions set forth herein in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

         10.3  Performance  by Xebec  Galleon.  Xebec
shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them either prior to or at the Closing.

         10.4 Compliance Certificate.  Herzog and the
Selling Shareholder shall have received a certificate signed by the President or a Vice President and the Secretary of Xebec dated as of the Closing, reasonably satisfactory in form and substance to Herzog substantially in the form of
Exhibit 10.4 hereof.

         10.5 Opinion of Counsel. Xebec shall have furnished to Herzog and the Selling Shareholder an opinion of its counsel, acceptable to Herzog and the Selling Shareholder dated the day of this Closing substantially in the form set forth in Exhibit 10.5 hereof.

         11. Conduct of Herzog's Business Pending the Closing.
         Pending the Closing, and except as otherwise expressly consented to or approved by Xebec in writing:

         11.1  Regular  Course of Business.  Herzog
will carry on its business in the ordinary course of business consistent with past practice.

         11.2  Amendments.   No change or amendment shall be made in the
Certificate of  Incorporation or Bylaws of Herzog.

         11.3Capital   Changes;  Dividends;  Redemptions.
 Herzog will not issue or sell any shares of capital stock or other securities acquired directly or indirectly, by redemption or otherwise, any such capital stock; reclassify or split up any such capital stock, declare or pay any dividends thereon in cash, securities or other property or make any other distribution with respect thereto; or grant or enter into any options, warrants, calls or commitments of any kind with respect thereto.

         11.4 Subsidiaries. Herzog will not organize any new subsidiary, acquire any capital stock or other equity securities of any other corporation or acquire any entity or ownership interest in any business.

         11.5 Organization11.5Organization. Herzog shall use its best efforts to preserve its corporate existence and business organization substantially intact, including its present relationship with the material customers.

         11.6 Certain Changes. Except as may be expressly provided in writing or elsewhere in this Agreement, Herzog will not: (I) borrow any funds or incur, or assume or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent);
(ii) discharge or satisfy any claim, liability or obligation (absolute, accrued, contingent or otherwise), in excess of $50,000; (iii) prepay any obligation having a fixed maturity of more than 60 days from the date such obligation was issued or incurred; (iv) permit or allow any of its property or assets (personal or mixed, tangible or intangible) to be subject to any pledge, lien or encumbrance; (v) cancel any debts or waive any claims or rights of substantial value or sell, transfer or otherwise dispose of any of its properties or assets;
(vi) (A) grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan, or commitment or fringe benefit) or (B) any increase in the compensation payable or to become payable to any employee other than increases required by an existing agreement which is set forth in the schedules to this Agreement; (vii) make any single capital expenditure commitment in excess of $50,000 for additions to its property, plant or equipment or make aggregate capital expenditures and commitments in excess of $50,000 for additions to its property, plant or equipment; (viii) pay, loan or advance any amount to, or sell, transfer or lease its properties or assets to, or enter into an agreement or arrangement with or for the benefit of, any of its officers, directors, or shareholder or any affiliate or associate of any of its officers, directors or shareholder;
(ix) agree, whether in writing or otherwise to do any of the foregoing; and (x) compromise any claim or lawsuit or institute any action or proceeding involving Herzog or any of its properties or assets in excess of $50,000.

         11.7   Insurance/Properties.   Herzog  shall
continue to insure, at individual and aggregate limits and scope of coverage not less than those contained in Herzog's current insurance policies, its business and operations and all property, real, personal and mixed, owned or leased by Herzog, with financial responsible insurance companies against all ordinary and insurable risks consistent with past practice. All such property shall be used, operated, maintained and repairs in a customary manner.

         11.8  Compliance with the Laws. Herzog shall
duly comply with all laws applicable to it and its properties, operations, business and employees.

         11.9 Wrongful Action. Herzog shall neither enter into any transaction, take any action or fail to take any action which results in, or could reasonably expect it to result in a breach of any of the representations, warranties, disclosure agreements or covenants of the Selling Shareholder or Herzog contained in this Agreement, the exhibits hereto or any document delivered pursuant to this Agreement.








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         12. Termination.
         12.1Termination. This Agreement and the transactions contemplated hereby may be terminated prior to the Closing by mutual consent of Xebec, Herzog and the Selling Shareholder.
                    This agreement may be terminated and the transactions provided for by this agreement may be abandoned without liability on the part of any party to any other, at any time before the closing date by mutual consent of Xebec and Herzog. In the event of termination and abandonment by any party as herein provided, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this agreement and the transactions contemplated hereunder. In the event that this Agreement has not been completed by the closing date or within thirty days thereafter, this Agreement and the transactions contemplated hereby shall be deemed to have been abandoned and neither party shall be under any further obligation to the other. In the event of such termination or abandonment, Herzog shall forfeit any deposits, payments or other consideration tendered in connection with the execution of this Agreement, unless otherwise expressly provided herein.

         12.2. Effect of Termination. In the event of termination pursuant to Section 12.1, the transactions contemplated by this Agreement shall be terminated without further action by Xebec, Herzog or the Selling Shareholder. If the transactions contemplated by this Agreement are terminated as provided herein:
(a)      Each party will redeliver all documents, work papers and other material








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of any other party relating to the transactions  contemplated hereby, whether so obtained before or after the execution hereof to the party furnishing the same;
                    (b) All confidential information received by any party hereto with respect to the business of any other party shall be treated as confidential in accordance with Section 3.4 of this Agreement; and
                    (C) No party hereto shall have any liability or further obligation to any other party to this Agreement (I) except as stated in Sections 3.4, 6.1 and Section 12 and (ii) except that if such termination results from the willful failure of any party to fulfill a condition to performance of any other party or to perform a covenant contained in this Agreement or from a material or willful breach by any party to this Agreement, such party shall be fully liable for any and all damages, costs and expenses (including but not limited to reasonable counsel fees) sustained or incurred by the other parties hereto.








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         13.1 Obligation of Selling Shareholders to Indemnify.   Herzog and the
Selling Shareholder jointly and severally agrees to indemnify, defend and hold harmless Xebec and its directors, officers, employees, affiliates and assigns ("Xebec Indemnitees") from and against any losses, liabilities, damages, deficiencies, all suits, proceedings, investigations, claims, charges, assessments, costs or expenses (including, but not limited to interest, penalties and reasonable attorneys' fees and disbursements) incurred or suffered by the Xebec Indemnitees or any of them, whether suit is instituted or not, and, if instituted, whether at any trial and appellate level, and whether raised by the parties hereto or any third party ("Loss") based upon, arising out of or otherwise due to:
                    (a) any false and inaccurate representation or warranty made by or on behalf of Herzog or the Selling Shareholder contained in this Agreement or in any document or other writing delivered pursuant to this Agreement;
                    (b) Any breach or default in the performance, covenant or agreement of Selling Shareholder contained in this Agreement or in any document or other writing delivered pursuant to this Agreement;
                    (C) Facts or circumstances existing on or prior to the Closing Date which give rise to claims by any third parties against Xebec, Xebec Indemnitees or Herzog, including (but not limited to) any claims arising from any service rendered by Herzog.
                    (d) All negotiations relative to this agreement and the transactions contemplated hereby have been conducted with the assistance of Capital General Corporation who is acting as a broker, finder and consultant on behalf of both Xebec and Herzog. Both Xebec, Herzog and the selling shareholder agree to hold harmless and indemnify Capital General Corporation auditors, officers and directors from any and all claim, demand, cause of action or suit raised or filed in connection with the operation or promotion of Xebec and/or Herzog and the trading of Xebec/Herzog's shares.

         13.2 Claims by Third Parties. Promptly after receipt by Xebec of any demand, claim or circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, Xebec shall properly give written notice thereof (the "Claims Notice") to the Selling Shareholder. The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (if stated) of the Loss that has been or may be suffered by Xebec . If no written objection is received or, if received or agreement is reached as to the amount of such loss, Xebec shall thereupon have the right to recover the amount of such claim, from the Selling Shareholder.

         13.3 Defensive Claims by Third Parties.   If a third party claim is
asserted which might result in a Loss giving rise to payment or indemnification under Section 14.1, Xebec shall, with reasonable promptness, provide the Selling Shareholder notice of any such claim, make available to the Selling Shareholder all information (within Xebec's knowledge or control) relevant material to such claim and otherwise keep the Selling Shareholder informed of the progress of any defense, settlement or the disposition of the claim. The Selling Shareholder shall fully cooperate in the defense, settlement or other disposition of such claim; provided that any failure on the part of Xebec to comply with this section shall not affect Xebec 's right to receive indemnification or payment under this Section 14, unless such failure shall cause material prejudice to the Selling Shareholder. The Selling Shareholder shall have the right to participate in the defense, settlement or other disposition of any claim in which one or more Selling Shareholder is named as a party and to be represented in the proceedings related to such claim by their own legal counsel; provided that such counsel is approved by Xebec (which approval shall not be unreasonably withheld) and all costs and expenses of such counsel are born by the Selling Shareholder.

         14.Indemnification by Xebec Galleon
         14.1. Obligation of Xebec to Indemnify. Xebec hereby agrees to indemnify, defend and hold harmless Selling Shareholder from and against any losses, liabilities, damages, deficiencies, lawsuits, proceedings, investigations, claims, charges, assessments, costs or expenses, including interest, penalties and reasonable attorneys fees and disbursements incurred or suffered by the Selling Shareholder, whether a suit is instituted or not, and if instituted, whether any trial at appellate level and whether raised by the parties hereto or any third party loss based upon, rising out of, or otherwise due to (a) any false or inaccurate representation or warranty made by or on behalf of Xebec Galleon contained in this Agreement or in any document or otherwise pursuant to this Agreement; (b) any breach or default in the performance, covenant or agreement of Xebec contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; (C) facts or








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circumstances existing on or prior to the closing date which give rise to claims by any third parties against Xebec, including, but not limited to, any claims arising from any service rendered by Xebec.

         14.2  Claims by Third Parties. Promptly after
receipt by the Selling Shareholder of any demand, claim or circumstances which the lapse of time would give rise to a claim with a commencement (or threatened commencement) of any action, proceeding or investigation (and asserted liability), that may result in a loss, Selling Shareholder shall promptly give written notice thereof (of claims notice) to Xebec. The claims notice shall describe the asserted liability in reasonable detail, shall indicate the amount, if stated, of the loss that has been or may be suffered by Selling Shareholder. If no written objection is received, or if received agreement is reached as to the amount of such loss, Selling Shareholder shall thereon have the right to recover the amount of such claim from Xebec .

         14.3  Defensive  Claims by Third Parties.
If a third party claim is asserted which might result in a loss giving rise to payment or indemnification under Section 14.1, Selling Shareholder shall, with reasonable promptness, provide Xebec notice of any such claim, make available to Xebec all information, within Selling Shareholder knowledge or control, relevant material to such claim and otherwise keep Xebec informed of the progress of any defense, settlement or disposition of the claim. Xebec shall fully cooperate in defense, settlement, or other disposition of such claim; provided that any failure on the part of Selling Shareholder to comply with this section shall not effect Selling Shareholder's right to receive indemnification or payment under this Section 14 unless such failure shall cause material prejudice to Xebec. Xebec shall have the right to participate in the defense, settlement or other disposition of any claim in which Xebec or its related company is named as a party to be represented in the proceedings related to such claim by its own legal counsel, provided that such counsel is approved by Selling Shareholder (which approval shall not be unreasonably withheld) and all costs and expenses for such counsel are borne by Xebec.

         15.  General
         15.1 Entire Agreement. All Exhibits and Schedules hereto shall be deemed to be incorporated into and made a part of this Agreement. This Agreement, together with the Exhibits and Schedules hereto, and any related agreements contain the entire agreement among the parties and there are no agreements, representations, or warranties by any of the parties hereto which are not set forth herein. This Agreement may not be amended or revised except by a writing signed by all parties hereto.

         15.2 Separate Counterparts. This Agreement may be executed in several identical counterparts, all of which when taken together shall constitute but one instrument.

         15.3 Parties in Interest. This Agreement is binding on and shall inure to the benefit of the parties and their respective heirs and permitted successors and assigns. Nothing in this Agreement is intended to confer any right or remedy or by reason of this Agreement on any person other than the Selling Shareholder or Xebec and their respective heirs, successors and permitted assigns.

         15.4  Assignment.   This Agreement may not be assigned by the Selling
Shareholder. Xebec may assign this Agreement to Xebec or any affiliate wholly owned by

Xebec without the consent of the Selling Shareholder and such assignment shall not in any way effect the terms, conditions or enforceability of this Agreement.

         15.5 Notices. All notices hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, postage and fees prepaid, to the party to be notified at the party's address shown below. Notices which are hand delivered shall be effective on delivery. Notices which are mailed shall be effective on the fifth day after mailing.

         Xebec Galleon, Inc.
         3098 South Highland Drive, Suite 460
         Salt Lake City, UT 84106


         With a copy to:

         Day Shell & Liljenquist, L.C.
         45 East Vine Street
         Murray, UT 84107




         Selling Shareholder:

         Herzog GmbH
         FrankenstraBe 25
         D- 63791   Karlstein 1


         With a copy to:

         Bachmann, Hansen & Partner
         Kapuzinerplatz  1
         63739  Aschaffenburg

         15.6 Gender. All pronouns used herein shall include the masculine, feminine and neuter gender, as the context requires.

         15.7  Governing  Law. It is understood and agreed that
all communications, negotiations, meetings, agreements and understandings relative to this Agreement have taken place in or from the state of Nevada. NO communications, offerings, proposals or other forms of negotiations have been conducted in or from the state of Utah or any other state. This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the State of Nevada and enforced in its courts.
         Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

         15.8  Jurisdiction.
        (a) Jurisdiction. Any suit, action or proceeding, whether claim or counterclaim, arising out of or relating to this Agreement or any related agreement or which in any way relates, directly or indirectly, to the Sale or the dealings of the parties with respect thereto, in Clark County, Nevada, or the United States District Court for the Southern District of Nevada, and each party irrevocably consents and submits to the jurisdiction and venue of such courts. Each party also irrevocably appoints and constitutes the Secretary of the State of Nevada as its agent to accept and acknowledge on its or his behalf all service of process in connection with any such matter and irrevocably waives any objection which it may now or hereinafter have to the venue of any suit, action or proceeding brought in such court and any claim that such court is an inconvenient forum. Each party further agrees that service of process in accordance with this paragraph shall be deemed in every respect effective and valid personal service of process upon it or him.

         15.9 Stock Ownership. WHEREAS, Capital, Yeaman Enterprises, Castleton and Yeaman (the "Selling Shareholder") own, respectively, 1,059,800 shares of Xebec a Nevada corporation (the "Company") Common Stock; On the closing date, set herein to be October 18th, 1996, Xebec shall issue 4,000,000 shares of Xebec's common stock bearing a restrictive Regulation S legend. As of the date hereof, there are issued and outstanding (1,200,000) shares of common stock. It is understood by Herzog that Xebec is presently authorized to issue 100,000,000 shares of common stock.

         15.10 Nonaffiliate Status - Arms Length Transaction. The parties hereby agree, acknowledge, and represent:

         a. That neither Herzog nor any of its officers, directors, affiliates, or shareholders, including but not limited to any of their spouses, relatives, or affiliates, have had any business, family, personal, or other relationships, other than this Agreement, with Xebec or any of its officers, directors, affiliates, or significant stockholders or their spouses, relatives, or affiliates;
       b. That presently no such relationships exist and none are expected to develop and that this Agreement and the transactions described herein are strictly arms length transaction; and
       c. That upon conclusion of the transactions described in this Agreement Krista Nielson (Castleton), David R. Yeaman, Capital General Corporation, Yeaman Enterprises, Inc., Four Star Ranch, individually or together as a group, do not have, nor shall they have, any influence or power to direct or cause the direction of the management and policies of the Herzog, that is, they cease to be affiliates of Xebec effective with the execution of this Agreement and their resignations as officers and directors of Xebec. (This shall not be construed as having an affect on their voting rights on any stock in Xebec they own from time to time.)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                                     XEBEC GALLEON, INC.

                                 By:  s\Krista Nielson
                                    -----------------------------------
                                     President

                                                     SELLING SHAREHOLDER

                                 By:  s\Udo Herzog
                                   ------------------------------------
                                   as representatives of the Selling Shareholder


                                                     HERZOG, GmbH

                                  By: s\Udo Herzog
                                    -----------------------------------
                                     Director



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